Contingencies	12 Months Ended
Mar. 28, 2015
Commitments and Contingencies Disclosure [Abstract]
Contingencies
13.	Contingencies:

(a)	The Company and its subsidiaries, in the normal course of business, become involved from time to time in litigations and claims. While the final outcome with respect to claims and legal proceedings pending at March 28, 2015 cannot be predicted with certainty, management believes that adequate provisions have been recorded in the accounts where required and that the financial impact, if any, from claims related to normal business activities will not be material.

(b)	From time to time, the Company guarantees a portion of its private label credit card sales to its credit card vendor. At March 28, 2015 and March 29, 2014, the amount guaranteed under such arrangements was approximately $6.8 million and $5.0 million, respectively. At March 28, 2015 and March 29, 2014, the Company has recorded in accrued liabilities a reserve of $0.2 million and $0.4 million, respectively, associated with this guaranteed amount.

(c)	The Company has entered into an agreement with Prime Investments S.A. under the terms of which Prime Investments will supply the Company with at least 45%, on an annualized cost basis, of the Company’s loose diamond requirements upon the satisfaction of certain conditions (see note 15(d)).

(d)	In October 2014, the Company entered into a Renewed and Amended Distribution Agreement with Damiani International B.V. (“Damiani”) amending and extending the term of an agreement entered into with Damiani during fiscal 2010 in which the Company purchased an aggregate cost value of $10.6 million of jewelry products from Damiani for sale by the Company in Canada and the United States. Under the original agreement the Company agreed to pay for $10.6 million of products on an annual basis beginning on February 15, 2010 based on the cost value of the products sold during the previous year. However, the Company was required to make minimum annual payments totaling an aggregate amount of $5.6 million during the term of the agreement. Under the original agreement, the Company was also required to replenish certain jewelry products sold during each previous quarter with payment on these purchases required within 90 days of receipt during the life of the original agreement. As part of the original agreement, the Company also had the right to return up to $5.0 million of any unsold Damiani products at the end of the term of the agreement. Under the amended distribution agreement, the distribution agreement is extended to March 31, 2017. Under the amended agreement, the Company is permitted to exchange $2.0 million of the $5.0 unsold Damiani products for new Damiani products and agreed to pay for the $5.0 million of Damiani products remaining on an annual basis beginning on February 15, 2015 based on the cost value of the products sold during the previous year. However, the Company is required to make minimum annual payments totaling an aggregate amount of $1.0 million during the remaining term of the amended agreement and has agreed to replenish certain jewelry products sold during each previous quarter with payment on these purchases required within 60 days of receipt during the remaining life of the amended agreement. As part of the amended agreement, the Company has the right to return up to $4.0 million of any unsold Damiani product at the end of the term of the amended agreement. The total amount payable under this agreement is included in accounts payable.